Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT, dated as of September 2, 2025 (this “Agreement”), is entered into by and among SKYX Platforms Corp., a Florida corporation (the “Company”), and the investor identified on the signature page hereto (including such investor’s successors and assigns, the “Investor”).

WHEREAS, the Board of Directors of the Company has authorized the issuance to the Investor a Note (as defined below) on the terms and subject to the conditions set forth herein and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, the Investor is willing to purchase from the Company, and the Company is willing to sell to the Investor, a Note on the terms and conditions set forth in this Agreement; and

WHEREAS, the Investor and the Company are parities to a Subordinated Secured Convertible Promissory Note having a principal amount of USD $2,000,000, dated February 6, 2023, and a Subordinated Secured Convertible Promissory Note having a principal amount of USD $750,000, dated March 29, 2023 (collectively, the “Prior Notes”); and

WHEREAS, the Company and the Investor intend for the Note issued hereto to be given in replacement of and in substitution for the Prior Notes, and for the principal amounts of the Prior Notes outstanding as of the date hereof, to be applied toward the Purchase Price (as defined below) of the Note.

NOW THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Investor agree as follows:

1. The Securities.

(a) Issuance of the Securities. Subject to all of the terms and conditions hereof, the Company agrees to issue and sell to the Investor, and the Investor agrees to purchase, a five (5) year Subordinated Secured Convertible Promissory Note in the form attached hereto as Exhibit B (the “Note”), in the principal amount of USD $6,000,000.00 (the “Purchase Price”). The Investor may, in its sole discretion, convert the Note into shares of the Company’s common stock, no par value (“Common Stock”), at 1.20 per share (the “Conversion Price”). The Note shall bear interest at the rate of ten percent (10%) per annum and interest shall be payable as follows: (i) eight percent (8%) of such interest shall be payable quarterly in arrears in cash (or converted upon election), and (ii) two percent (2%) of such interest shall, at the Investor’s election, be payable quarterly in arrears in cash or accrue and be payable in shares of Common Stock at the Conversion Price on the date the principal balance of the Note is paid in full or fully converted. The Note and shares of Common Stock of the Company issuable upon conversion of the Note (such shares of Common Stock issuable upon the conversion of the Note and interest, the “Underlying Shares”), as the case may be, are referred to collectively as the “Securities”.

(b) Closing. The sale and purchase of the Securities shall take place remotely via the exchange of documents and signatures (the “Closing”) on the date of this Agreement, or such other time as may be mutually agreed upon by the parties (the “Closing Date”). At the Closing, the Company will deliver to the Investor the Note, against receipt by the Company the Purchase Price from the Investor. The Note will be registered in the respective Investor’s name in the Company’s records. This Agreement and the Note shall hereinafter be the “Transaction Documents”.

(c) Deliveries:

(i) By the Company. On or prior to the Closing, the Company shall deliver or cause to be delivered to the Investor the following: (1) this Agreement duly executed by the Company; (2) the Investor’s Note, or an electronic photocopy thereof, with a principal amount equal to the Purchase Price, registered in the name of the Investor; and (3) all accrued and unpaid interest on the Prior Notes as of the date hereof, which is USD $48,125.00, payable by wire transfer of immediately available funds to the Investor pursuant to wire instructions provided by the Investor.

(ii) By The Investor. On or prior to the Closing, the Investor shall deliver or cause to be delivered to the Company the following: (1) this Agreement duly executed by the Investor; and (2) the Investor’s Purchase Price payable by wire transfer to the Company pursuant to the wire instructions set forth on Exhibit A.

(d) Prior Notes. Effective upon execution of this Agreement and delivery of the Note, all obligations under the Prior Notes are hereby released and discharged, and the Prior Notes shall be deemed cancelled; provided, however, that, notwithstanding the foregoing or anything to the contrary, that certain Common Stock Purchase Warrant (To Purchase 125,000 Shares of Common Stock of the Company), dated as of March 29, 2023, held by the Investor, will remain in full force and effect, in all respects, in accordance with its terms.

(e) Use of Proceeds. In accordance with the directions of the Board, the proceeds of the sale and issuance of the Securities shall be used for general working capital purposes.

2. Representations and Warranties of the Company. The Company represents and warrants to the Investor that:

(a) Due Incorporation, Qualification, etc. The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed could reasonably be expected to result in: (i) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (ii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i) or (ii) , a “Material Adverse Effect”).

(b) Authority. The execution, delivery and performance by the Company of each Transaction Document to be executed by the Company and the consummation of the transactions contemplated thereby (i) are within the power of the Company and (ii) have been duly authorized by all necessary actions on the part of the Company.

(c) Enforceability. Each Transaction Document executed, or to be executed, by the Company has been, or will be, duly executed and delivered by the Company and constitutes, or will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and general principles of equity.

(d) Non-Contravention. The execution and delivery by the Company of the Transaction Documents executed by the Company and the performance and consummation of the transactions contemplated thereby do not and will not (i) violate the Company’s articles of incorporation, as amended, or bylaws, as amended and restated (together, the “Charter Documents”) and (ii) except, in each case, as would not be reasonably expected to have a material adverse effect on the Company (either individually or in the aggregate) (a) violate any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company; (b) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person (as defined below) to accelerate (whether after the giving of notice or lapse of time or both), any material mortgage, indenture, agreement, instrument or contract to which the Company is a party or by which it is bound, subject to obtaining any consents or agreements required in connection with the granting of a security interest in connection with the Note; or (c) result in the creation or imposition of any Lien upon any property, asset or revenue of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations, or any of its assets or properties. For purposes of this Agreement, “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

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(e) Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any governmental authority or other person (including, without limitation, the stockholders of any person) is required in connection with the execution and delivery of the Transaction Documents executed by the Company and the performance and consummation of the transactions contemplated thereby, other than (i) such as have been obtained and remain in full force and effect; (ii) such qualifications or filings under applicable securities laws as may be required in connection with the transactions contemplated by this Agreement, including filings required by the U.S. Securities and Exchange Commission (the “SEC”) and any other filings as may be required by The Nasdaq Stock Market LLC (“Nasdaq”); and (iii) other than the necessary corporate approvals for the authorization of any shares of capital stock of the Company into which the Note may be converted.

(f) No Violation or Default. To the knowledge of the Company, it is not in violation of or in default with respect to (i) its Charter Documents or (ii) any material judgment, order, writ, decree, statute, rule or regulation applicable to the Company or any material mortgage, indenture, agreement, instrument or contract, subject to obtaining any consents or agreements required in connection with the granting of a security interest in connection with the Note, to which the Company is a party or by which it is bound (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), where, in each case, such violation or default, individually, or together with all such violations or defaults, could reasonably be expected to have a material adverse effect on the Company.

(g) Intellectual Property. To its knowledge, the Company owns or possesses (or can obtain on commercially reasonable terms) sufficient legal rights to all patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, processes and other intellectual property rights necessary for its business as now conducted and as proposed to be conducted, without any conflict with, or infringement of the rights of, others.

(h) Accuracy of Information Furnished. None of the Transaction Documents and none of the other certificates, statements or information furnished to the Investor by or on behalf of the Company in connection with the Transaction Documents or the transactions contemplated thereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(i) No “Bad Actor” Disqualification. The Company has exercised reasonable care, in accordance with applicable law and SEC rules and guidance, to determine whether any Covered Person (as hereinafter defined) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(l)(i) to (viii) under the Securities Act (“Disqualification Events”). To the Company’s knowledge, no Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act, including the Company; any predecessor or affiliate of the Company; any director, executive officer, other officer participating in the offering, general partner or managing member of the Company; any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power; any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the sale of the Securities; and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of the Securities (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any Solicitor.

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(j) Subsidiaries. All of the direct and indirect subsidiaries of the Company (“Subsidiaries”) are set forth in the SEC Reports. Except as set forth in the SEC Reports (as defined below), the Company owns, directly or indirectly, all or substantially all of the capital stock or other equity interests of each Subsidiary free and clear of any lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction (each a “Lien”), and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(k) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Underlying Shares, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock sufficient for issuance of the Underlying Shares.

(l) Capitalization. The authorized Capital Stock of the Company consists of: (i) 500,000,000 shares of Common Stock and (ii) 20,000,000 shares of preferred stock to be designated by the Board of Directors, and of which certain shares have already been designated as Series A Preferred Stock and Series A-1 Preferred Stock (the “Preferred Stock”). As of the close of business on August 1, 2025, 111,447,066 shares of Common Stock and 574,000 shares of Preferred Stock were issued and outstanding. As of June 30, 2025, (i) an aggregate of up to 31,470,322 shares of Common Stock are issuable upon exercise of options granted under the Company’s stock incentive plans or by the Board or Directors, of which up to 12,480,571 option shares are vested and exercisable; (ii) an aggregate of up to 5,528,579 shares of Common stock are issuable upon vesting of restricted shares granted under the Company’s stock incentive plans or by the Board of Directors; (iii) an aggregate of up to 6,512,856 shares of Common stock are issuable upon conversion of convertible notes; and (iv) up to 1,588,417 shares of Common Stock are issuable upon exercise of outstanding warrants with a weighted average exercise per share of $4.19.

(m) SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing.

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(n) Financial Statements. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(o) Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the financial statements included within the SEC Reports through September 30, 2022, except as set forth in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its accounting principles or method of accounting, and (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders, except for dividends payable to holders of the Preferred Stock, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the Acquisition and the issuance of the Securities contemplated by this Agreement or as set forth in the SEC Reports, no event, liability, fact, circumstance, occurrence or development has occurred or exists with respect to the Company or its Subsidiaries or their respective businesses, prospects, properties, operations, assets or financial condition that would result in a Material Adverse Effect.

(p) Litigation. Except as set forth in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”). None of the Actions set forth in the SEC Reports (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor to the knowledge of the Company, any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or threatened, any investigation by the Commission of the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

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(q) Compliance. Neither the Company nor any Subsidiary, to the knowledge of the Company or any of its Subsidiaries, (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), subject to obtaining any consents or agreements required in connection with the granting of a security interest in connection with the Note, (ii) is in violation of any judgment, decree, or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(r) Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for (i) Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and (ii) Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance.

(s) Insurance. The Company carries or is entitled to the benefits of insurance, with, to the Company’s knowledge, reputable insurers, in such amounts and covering such risks which the Company believes are adequate, including, but not limited to, directors and officers insurance coverage at least equal to $5,000,000 and all such insurance is in full force and effect. The Company has no reason to believe that it will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.

(t) Transactions with Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(u) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

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(v) Private Placement. Assuming the accuracy of the Investor’s representations and warranties set forth in Section 3, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investor as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the markets or exchanges on which the Common Stock is listed or quoted for trading.

(w) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

(x) No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

(y) Acknowledgment Regarding Investor’s Purchase of Securities. The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Investor or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Investor’s purchase of the Securities.

3. Representations and Warranties of the Investor. The Investor represents and warrants to the Company, as follows:

(a) Organization; Authority. The Investor is either an individual or an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation. The Investor has the requisite power and authority to enter into this Agreement and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out the Investor’s obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by the Investor of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of the Investor. Each Transaction Document to which the Investor is a party has been duly executed by the Investor, and when delivered by the Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(b) No Conflicts. The execution, delivery and performance of the Transaction Documents to which the Investor is party by the Investor and the purchase of the Securities by the Investor will not (a) conflict with or result in a violation of the Investor’s organizational documents, if applicable, (b) conflict with, or constitute a material default (or an event which, with notice or lapse of time or both, would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, contract, indenture mortgage, indebtedness or instrument to which the Investor is a party, or (c) violate any law applicable to the Investor or by which any of the Investor’s properties or assets are bound or affected. No approval or authorization will be required from any governmental authority or agency, regulatory or self-regulatory agency or other third party in connection with the purchase of the Securities and the other transactions contemplated by this Agreement.

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(c) Own Account. The Investor understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangements or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Investor’s right to sell the Securities in compliance with applicable federal and state securities laws). The Investor is acquiring the Securities hereunder in the ordinary course of its business.

(d) Investor Status. At the time the Investor was offered the Securities, it was, and as of the date hereof it is, and on the date(s) on which it converts the Note it will be, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

(e) No “Bad Actor” Disqualification. The Investor represents and warrants that neither the Investor, nor any person or entity with whom the Investor would be deemed a covered person under Rule 506(d) of Regulation D, is subject to any disqualifying event as described in Rule 506(d)(1) of the Securities Act, including, but not limited to, any felony or misdemeanor convictions, court injunctions, restraining orders, final orders of certain state or federal regulators, or SEC disciplinary or cease-and-desist orders related to securities violations. The Investor further represents that it has disclosed to the Issuer in writing any pre-existing disqualifying events that occurred before September 23, 2013, as required under Rule 506(e). The Investor agrees to promptly notify the Issuer in writing of any disqualifying event that occurs during the term of the Note.

(f) Experience of the Investor. The Investor, either alone or together with the Investor’s representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Investor is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(g) General Solicitation. The Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement (within the meaning of Regulation D of the Securities Act).

(h) Transfer Restrictions. The Investor acknowledges that the Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144 under the Securities Act, to the Company or to an affiliate of an Investor, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights and obligations of an Investor under this Agreement. The Investor agrees to the imprinting of a legend on any of the Securities in substantially the following form:

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NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE OR EXERCISABLE HAS BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

(i) Access to Information. The Investor acknowledges that the Investor has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the reports, schedules, forms, statements and other documents filed by the Company under the Securities Act and the Securities Exchange Act of 1934, as amended, including pursuant to Section 13(a) or 15(d) thereof, and has been afforded (i) the opportunity to ask such questions as the Investor has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate the investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. In making an investment decision, the Investor has relied solely on the Investor’s own due diligence performed on the Company by the Investor’s own representatives.

(j) Non-Reliance. In deciding to purchase the Securities, the Investor is not relying on the advice or recommendations of the Company and made his, her or its own independent decision that the investment in the Securities is suitable and appropriate for the Investor. The Investor understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.

(k) Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, the Investor has not, nor has any person acting on behalf of or pursuant to any understanding with the Investor, directly or indirectly executed any purchases or sales, including short sales, of the securities of the Company during the period commencing as of the time that the Investor first received a term sheet (written or oral) from the Company or any other person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of an Investor that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Investor’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other persons party to this Agreement or to the Investor’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and affiliates, the Investor has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

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(l) Representations by Non-United States Persons. If the Investor is not a United States person, the Investor hereby represents that the Investor has satisfied the laws of the Investor’s jurisdiction in connection with any invitation to subscribe for the Securities or any use of the Transaction Documents, including (i) the legal requirements within the Investor’s jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. The Investor’s subscription and payment for, and the Investor’s continued beneficial ownership of, the Securities will not violate any applicable securities or other laws of the Investor’s jurisdiction.

(m) CFIUS. The Investor is not a “foreign person,” as defined at 31 C.F.R. § 800.224, and is not otherwise controlled by a “foreign person,” as defined at 31 C.F.R. § 800.224.

(n) Anti-Money Laundering Laws. The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is in compliance with the regulations administered by the U.S. Department of the Treasury (“Treasury”) Office of Foreign Assets Control; (ii) the Investor, its parents, subsidiaries, affiliated companies, officers, directors and partners, and to the Investor’s knowledge, its stockholders, owners, employees, and agents, are not on the List of Specially Designated Nationals and Blocked Persons maintained by Treasury and have not been designated by Treasury as a financial institution of primary money laundering concern subject to special measures under Section 311 of the USA PATRIOT Act, Pub. L. 107-56; (iii) to the Investor’s knowledge, the funds to be used to acquire the Securities are not derived from activities that contravene applicable anti-money laundering laws and regulations; (iv) the Investor is in compliance in all material respects with applicable anti-money laundering laws and regulations and has implemented anti-money laundering procedures that are designed to comply with applicable anti-money laundering laws and regulations, including, as applicable, the requirements of the Bank Secrecy Act, as amended by the USA PATRIOT Act, Pub. L. 107 56; and (v) to the best of its knowledge none of the funds to be provided by the Investor are being tendered on behalf of a person or entity who has not been identified to the Investor.

4. Conditions to Closing of The Investor. The Investor’s obligations at the Closing are subject to the fulfillment, on or prior to the Closing Date, of all of the following conditions, any of which may be waived in whole or in part by the Investor:

(a) Representations and Warranties. The representations and warranties made by the Company in Section 2 hereof shall have been true and correct when made and shall be true and correct on the Closing Date.

(b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Securities.

(c) Transaction Documents. The Company shall have duly executed and delivered to the Investor this Agreement and the Investor’s Note.

(d) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing.

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(e) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

5. Conditions to Obligations of the Company. The Company’s obligation to issue and sell a Note to the Investor at the Closing is subject to the fulfillment, on or prior to the Closing Date, of the following conditions, any of which may be waived in whole or in part by the Company:

(a) Representations and Warranties. The representations and warranties made by the Investor in Section 3 hereof shall be true and correct when made and shall be true and correct on the Closing Date.

(b) Governmental Approvals and Filings. Except for any notices required or permitted to be filed after the Closing Date with certain federal and state securities commissions, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Securities.

(c) Purchase Price. The Investor shall have delivered to the Company the Purchase Price in respect of the Securities being purchased by the Investor referenced in Section 1(c) hereof.

(d) Performance. The Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Investor at or prior to the Closing.

(e) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

6. Registration.

(a) Registration Statement. Promptly, but in any event no later than thirty (30) days following the Closing, the Company shall prepare and file with the SEC a Registration Statement covering the resale of all of the underlying Securities (the “Registration Statement”). The foregoing Registration Statement shall be filed on Form S-3 (or any successor form thereto) or such other form that is then available to the Company. The Registration Statement shall be provided to counsel designated by the Investor, if so designated, at least three (3) days prior to its filing or other submission (the “Delivery Date”), and the Company shall incorporate all reasonable comments provided by the Investor or its counsel to the Company no later than two (2) days after the Delivery Date. The Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after filing thereof but in no event later than the date that is one hundred twenty (120) days following the Closing Date. The Company shall notify counsel for the Investor, if so designated, by email as promptly as practicable, and in any event, within twenty-four (24) hours, after the Registration Statement is declared effective.

(b) Company Obligations. The Company will use its commercially reasonable efforts to effect the registration of the Securities in accordance with the terms hereof, and pursuant thereto the Company will: (i) use its commercially reasonable efforts to cause the Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the first date on which all Securities covered by the Registration Statement, or any other registration statement, may be sold without restriction pursuant to Rule 144 under the Securities Act, or have been sold by the Investor (the “Effectiveness Period”), and advise the Investor in writing when the Effectiveness Period has expired; (ii) prepare and file with the SEC such amendments and post-effective amendments and supplements to the Registration Statement and the accompanying prospectus as may be necessary to keep the Registration Statement effective for the Effectiveness Period; (iii) use its commercially reasonable efforts to (1) prevent the issuance of any stop order or other suspension of effectiveness and (2) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment and notify the Investor of the issuance of any such order and the resolution thereof, or its receipt of notice of the initiation or threat of any proceeding for such purpose; and (iv) take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of all Securities pursuant to the Registration Statement.

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(c) Investor Obligations. The Company may require the Investor to furnish information reasonably required by the Company to prepare a Registration Statement and any amendment thereto, including, without limitation, a certified statement as to the number of shares of Common Stock beneficially owned by the Investor, information regarding the manner and entities which hold Common Stock, and the natural persons thereof that have voting and dispositive control over the shares.

7. Indemnification. The Company, on the one hand, and the Investor, on the other hand (each an “Indemnifying Party”), shall indemnify the other from and against any and all losses, damages, liabilities, claims, charges, actions, proceedings, demands, judgments, settlement costs and expenses of any nature whatsoever (including, without limitation, reasonable attorneys’ fees and expenses) resulting from any breach of a representation and warranty, covenant or agreement by the Indemnifying Party and all claims, charges, actions or proceedings incident to or arising out of the foregoing. Each person entitled to indemnification under this Section 7 (an “Indemnified Party”) shall give notice as promptly as reasonably practicable to each party required to provide indemnification under this Section 7 of any action commenced against or by it in respect of which indemnity may be sought hereunder, but failure to so notify an Indemnifying Party shall not release such Indemnifying Party from any liability that it may have, otherwise than on account of this indemnity agreement so long as such failure shall not have materially prejudiced the position of the Indemnifying Party. Upon such notification, the Indemnifying Party shall assume the defense of such action if it is a claim brought by a third party, and, if and after such assumption, the Indemnifying Party shall not be entitled to reimbursement of any expenses incurred by it in connection with such action except as described below. In any such action, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the contrary, or (ii) the named parties in any such action (including any impleaded parties) include both the Indemnifying Party and the Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing or conflicting interests between them. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent (which shall not be unreasonably withheld or delayed by such Indemnifying Party), but if settled with such consent or if there be final judgment for the plaintiff, the Indemnifying Party shall indemnify the Indemnified Party from and against any loss, damage or liability by reason of such settlement or judgment.

8. Miscellaneous.

(a) Conversion and Exercise Share Cap. Notwithstanding anything in this Agreement or the Note to the contrary, unless and until the Company obtains the requisite approval from its stockholders in accordance with applicable Nasdaq rules and requirements, in no event shall the aggregate number of shares of Common Stock deliverable pursuant to the Transaction Documents, including the number of shares of Common Stock issued or issuable upon conversion of the Note, plus the number of shares of Common Stock (including shares issued or issuable upon conversion or exercise of derivative securities and securities convertible into shares of Common Stock of the Company) issued or issuable in connection with this Agreement, exceed 19.99% of the Common Stock that is outstanding on the date of this Agreement prior to Closing (the “Conversion and Exercise Share Cap”). If the number of shares of Common Stock deliverable upon conversion or exercise would result in the issuance of shares of Common Stock in excess of the Conversion and Exercise Share Cap, the Company will not have any further obligation to deliver any shares of Common Stock or pay any cash in excess of the Conversion and Exercise Share Cap for such conversion and exercise.

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(b) Disclosure of Transactions. No later than four (4) business days after the date of this Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by the Transaction Documents (the “Form 8-K Filing”). From and after the filing of the Form 8-K Filing, the Company shall have disclosed all material, non-public information (if any) provided to any of the Investor by the Company in connection with the transactions contemplated by the Agreement.

(c) Waivers and Amendments. Any provision of this Agreement may be amended, waived or modified only upon the written consent of the Company and Investor. Any amendment or waiver effected in accordance with this paragraph shall be binding upon all of the parties hereto.

(d) Governing Law. This Agreement and all actions arising out of or in connection with this Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without regard to the conflicts of law provisions of the State of Florida or of any other state.

(e) Survival. The representations, warranties, covenants and agreements made herein shall survive the execution and delivery of this Agreement.

(f) Entire Agreement. This Agreement together with the other Transaction Documents constitute and contain the entire agreement among the Company and Investor and supersede any and all prior agreements, negotiations, correspondence, understandings and communications among the parties, including, but not limited to any term sheet, whether written or oral, respecting the subject matter hereof.

(g) Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall be in writing and emailed, mailed or delivered to each party as follows:

(i) If to the Company:

SKYX Platforms Corp.

2855 W. McNab Road

Pompano Beach, Florida 33069

Attention: [   ]

Email: [   ]

With a copy (which shall not constitute notice) to:

Thompson Hine LLP

3900 Key Center

127 Public Square

Cleveland, Ohio 44114

Attention: [   ]

Email: [   ]

(ii) If to the Investor, such address set forth on the signature page hereto executed by the Investor;

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or such other address as may be designated in writing hereafter, in the same manner, by such person.

Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via email at the email address specified in this Section prior to 5:00 p.m. (New York time) on a business day, (b) the next business day after the date of transmission, if such notice or communication is delivered via email at the email address specified in this Section on a day that is not a business day or later than 5:00 p.m. (New York time) on any date and earlier than 11:59 p.m. (New York time) on such date, (c) the business day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given.

(h) Further Assurances. Each party hereto shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(i) Severability of this Agreement. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

(j) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(k) Fees and Expenses. At the Closing, the Company agrees to pay up to $15,000 of the legal fees reasonably and necessarily incurred by the Investor in negotiating this Purchase Agreement, upon receipt of an invoice documenting all such costs and expenses from the Investor’s legal firm. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees in connection with the delivery of any Securities to the Investor.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first set forth above.

Name of Investor:

Signature of Authorized Signatory of Investor:

Name of Authorized Signatory:

Title of Authorized Signatory:

Email Address of Authorized Signatory:

SSN/EIN Number of Investor:

Address for Notice to Investor:

With a copy (which shall not constitute notice) to:

Address for Delivery of Securities to Investor (if not same as address for notice):

SKYX PLATFORMS CORP.

/s/ Leonard J. Sokolow
Name:	Leonard J. Sokolow
Title:	Co-Chief Executive Officer

[Signature Page to Securities Purchase Agreement]